Other Assets and Other Liabilities and Deferred Income	12 Months Ended
Dec. 31, 2016
Other Assets and Other Liabilities and Deferred Income [Abstract]
OTHER ASSETS AND OTHER LIABILITIES AND DEFERRED INCOME
OTHER ASSETS AND OTHER LIABILITIES AND DEFERRED INCOME

Other assets and other liabilities and deferred income consist of various balance sheet items that are combined for financial statement presentation due to their respective materiality compared with other individual asset and liability items.

Other assets at December 31 were as follows (in millions):

	2015	2016
Accrued interest and other non-finance receivables	$763	$889
Collateral held for resale, at net realizable value	498	621
Prepaid reinsurance premiums and other reinsurance recoverables	472	546
Deferred charges – income taxes	135	205
Property and equipment, net of accumulated depreciation (a)	142	156
Investment in non-consolidated affiliates	133	153
Deferred charges	63	122
Restricted cash (b)	56	108
Other	24	22
Total other assets	$2,286	$2,822
__________

(a)	Accumulated depreciation was $335 million and $347 million at December 31, 2015 and 2016, respectively.

(b)
Restricted cash primarily includes cash held to meet certain local governmental and regulatory reserve requirements and cash held under the terms of certain contractual agreements. Restricted cash does not include required minimum balances or cash securing debt issued through securitization transactions.

Other liabilities and deferred income at December 31 were as follows (in millions):

	2015	2016
Interest payable	$553	$661
Unearned insurance premiums	484	556
Tax related payables to Ford and affiliated companies	105	96
Unrecognized tax benefits	75	65
Other	448	619
Total other liabilities and deferred income	$1,665	$1,997